UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2010

YOUBLAST GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52363	74-2820999
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Greene Street, 4th Floor
New York, New York 10012
(Address of principal executive offices) (zip code)

(212) 465-3428
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On June August 10, 2010,YouBlast Global, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with John Thomas Bridge & Opportunity Fund, II, L.P. (the “Fund), whereby the Company agreed to sell, and the Fund agreed to purchase, in one or more tranches, up to $250,000 in principal amount of debentures (the “Debentures”) for an aggregate purchase price of $250,000.

Pursuant to the Purchase Agreement, on April 10, 2010, the Company sold to the Fund a Debenture in the principal amount of $100,000, and issued the Fund a Warrant to purchase 800,000 shares of its Common Stock, at $.50 per share, for gross proceeds of $100,000.  As set forth in the Purchase Agreement, the Fund has agreed to purchase up to $150,000 of additional Debentures by August 31, 2010, provided the Company has complied with the conditions and agreements set forth in the Purchase Agreement.   For each $50,000 of additional Debentures that the Fund purchases, the Company will issue the Fund a Warrant to purchase 400,000 shares of Common Stock.

The Warrants issued and to be issued to the Fund are exercisable for cash only unless a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Warrants is not available after August 10, 2011, after which the Warrants may be exercised on a cashless basis.  The Warrants are subject to adjustment as provided therein.

The Debentures pay interest at a rate of 16% per annum, payable in cash and is due on October 30, 2010. If any Event of Default (as defined in the Debentures) occurs, the full principal amount of the Debentures, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become immediately due and payable in cash; provided, however, that in an Event of Default arising from a default in the payment of the principal amount or interest due on the Debenture, the Fund shall have the right to convert all or a portion of such principal of the Debentures into shares of Common Stock (and to receive cash on the (i) accrued interest and (ii) principal amount Holder elects not to convert).  If the Fund elects to convert all of the principal amount of the Debentures into shares of Common Stock then the number of shares of Common Stock issuable upon such conversion shall be an amount of Common Stock equal to the (i) multiple of (A) 10% times (B) Fully Diluted Shares outstanding at the Default Conversion Date (as defined in the Debenture) divided by (ii) 90%.

The Company and the Fund also entered into a Registration Rights Agreement, pursuant to which the Fund was granted piggy-back registration rights with respect to the shares issuable upon conversion of the Debenture or upon exercise of the Warrant (unless such shares may be sold pursuant to Rule 144) promulgated under the Securities Act of 1933, as amended.

John Thomas Financial, Inc. was the exclusive placement agent for the private placement and received a finder’s fee of $13,000 for this.

The forgoing descriptions of the Purchase Agreement, the Debenture, the Warrant, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to these agreements which are attached as exhibits to this Current Report and are incorporated into this Item be reference.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

See Item 5.02 with respect to the Agreement between the Company and Jeffrey Forster

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 6, 2010 the Company appointed Jeffrey D. Forster to serve as a director of the Company’s board of directors.

Pursuant to an Employment between the Company and Jeffrey Forster, dated July 1, 2010 (the “Employment Agreement”), the Company  hired Mr. Forster to serve as its President and Chief Executive Officer.

Pursuant to the Employment Agreement, the term of Mr. Forster’s employment commenced on July 1, 2010, subject to the approval of the Company's board of directors, which was provided on August 7, 2010, and terminates on July 30, 2001.  The term is subject to automatic successive renewal terms of one (1) year unless (i) the Company or Mr. Forster gives at least 30 days written notice of termination to the other party, or (ii) unless earlier terminated as provided in the Employment Agreement. The Company will pay Mr. Forster an aggregate base annual salary of $240,000as consideration for his services, plus: (i) a signing bonus of 1,000,000 shares of the Company’s common stock upon board approval and the attainment of investment funding as described in the Employment Agreement, (ii) 250,000 shares of the Company’s common stock per quarter during the first year of Mr. Forster’s employment terms, which shall vest on the dates provided in the Employment Agreement, and (iii) 1,000,000 shares of the Company’s common stock upon attaining certain achievements to be determined at a later date.

Mr. Forster, is 50 years old, brings with him over 20 years of experience in a broad range of corporate and transactional matters including microcap and real estate financing, corporate restructuring, and alternative public offerings.  Prior to joining the Company, Mr. Forster served as founder and CEO of Park Avenue Capital, a microcap advisory firm located in New York City.  Mr. Forster also launched Park Avenue Technology, an information technology consulting firm in South Florida that delivers both hardware and software solutions to a range of industries.  While at Park Avenue Technology, Mr. Forster developed business strategies needed to generate revenue and value. Mr. Forster holds a B.S. Degree in Business Administration from Ithaca College. Currently, he serves on the boards of numerous 501(c)(3) organizations including his position as the Chairman of the Board for the Environmental Coalition of Miami and the Beaches.

There is no family relationship between Mr. Forster and any other executive officer or director of the Company, or person nominated or chosen by the Company to become an executive officer or director.

The forgoing descriptions of the Employment Agreement does not purport to be complete and are qualified in its entirety by reference to this  agreements which are attached as exhibit to this Current Report and is incorporated into this Item be reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Debenture issued to John Thomas Bridge & Opportunity Fund II, L.P.

4.2	Warrant issued to John Thomas Bridge & Opportunity Fund II, L.P.

10.1	Employment Agreement, dated August 6, 2010, by and between the Company and Jeffrey D. Forster

99.1	Securities Purchase Agreement, dated August 19, 2010, between YouBlast Global, Inc. and John Thomas Bridge & Opportunity Fund II, L.P.

99.2	Registration Rights Agreement, dated August 10, 2010, between YouBlast Global, Inc. and John Thomas Bridge & Opportunity Fund, II, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBLAST GLOBAL, INC.

Dated: August 13, 2010	By:	/s/ Jeffrey Forster
Name: Jeffrey Forster
Title: Chief Executive Officer

Exhibit Number	Description
4.1	Debenture issued to John Thomas Bridge & Opportunity Fund II, L.P.

4.2	Warrant issued to John Thomas Bridge & Opportunity Fund II, L.P.

10.1	Employment Agreement, dated August 6, 2010, by and between the Company and Jeffrey D. Forster

99.1	Securities Purchase Agreement, dated August 19, 2010, between YouBlast Global, Inc. and John Thomas Bridge & Opportunity Fund II, L.P.

99.2	Registration Rights Agreement, dated August 10, 2010, between YouBlast Global, Inc. and John Thomas Bridge & Opportunity Fund, II, L.P.